AMENDMENT TO CREDIT AGREEMENT

     This  is  an  Amendment  to  Credit  Agreement  (this  "Amendment") between
SAFEGUARD HEALTH ENTERPRISES, INC. ("Borrower"), a Delaware corporation, and NICHOLAS M. KAVOUKLIS, DMD ("Lender"). The parties agree as follows:

     1.   BACKGROUND.  Borrower  is  the  borrower  under  a Secured Convertible
          -----------
Promissory Note (the "Original Note"), in the original principal amount of $2,625,000.00, which was made by Borrower in favor of Lender in connection with the Stock Purchase Agreement dated as of April 24, 2002, among Borrower, Lender and Paramount Dental Plan, Inc. (the "Stock Purchase Agreement" and together with the other agreements and instruments executed in connection with the Stock Purchase Agreement, the "Credit Agreement"), as previously amended. As of December 1, 2003, Borrower has reduced the principal balance of the Original Note to $1,601,629.53 through scheduled monthly payments. Borrower and Lender have agreed to amend and restate the terms of the Original Note pursuant to the terms and conditions of an Amended and Restated Secured Convertible Promissory Note (the "Note"), in the original principal amount of $1,601,629.53, made by Borrower in favor of Lender dated the same day as this Amendment. This Amendment further amends the Credit Agreement and terminates the Registration Rights Agreement.

     2.   AMENDMENT  TO  THE CREDIT AGREEMENT.  The terms "Convertible Note" and
          -----------------------------------
"Note" as used in the Credit Agreement are hereinafter deemed to refer to the Note.

     3.   TERMINATION OF REGISTRATION RIGHTS AGREEMENT.  The Registration Rights
          --------------------------------------------
Agreement dated as of August 30, 2002, between Borrower and Lender is terminated and of no further force and effect.

     4.   REPRESENTATIONS  AND  WARRANTIES.  Borrower  represents  to Lender the
          --------------------------------
following as of the effective date of this Amendment:

          (a) Borrower has all requisite power, authority, and legal right to execute, deliver and perform this Amendment;

          (b) The execution, delivery, and performance of this Amendment and the Note by Borrower has been duly authorized by all requisite corporate action and will not (i) violate any Law, (ii) conflict with the articles of incorporation or bylaws of Borrower, (iii) accelerate the maturity of, or result in any lien, penalty, security interest, or encumbrance in, on, or under, any mortgage, indebtedness, security agreement, or contingent obligation, (iv) result in a default or breach of any material order, lease, contract, indenture, mortgage, judgment, promissory note, or other agreement or instrument to which Borrower is a party or any of Borrower's property is subject, or (v) require any filing with, or consent, license, authorization, or approval of, any Person;

          (c) Borrower has complied with all the terms and conditions of the Credit Agreement, that there does not exist any fact or event that constitutes, or with notice or lapse of time or both would constitute, an event of default under the Note or the Credit Agreement;

          (d) This Amendment and the Note are valid and binding obligations of Borrower legally enforceable by Lender against Borrower in accordance with their terms; and

          (e) There has been no material adverse change in the condition, financial or other, of Borrower, from such condition as it existed on the date of the Original Note.

     5.   OTHER  PROVISIONS.  All  capitalized  terms  that  are  used  but  not
          -----------------
expressly defined in this Amendment have the respective meanings ascribed to them in the Stock Purchase Agreement, and the definitions of those terms in the Credit Agreement are incorporated by reference in this Amendment. This Amendment and the documents contemplated by it record the final, complete, and exclusive understanding between Lender and Borrower regarding the modification of the Credit Agreement and the termination of the Registration Rights Agreement. Except as amended and modified by this Amendment, the terms of the Credit Agreement remain in full force and effect in accordance with their respective terms and this Amendment shall not constitute a novation. Borrower acknowledges that the Credit Agreement and Note are not subject to any defenses, counterclaims, or rights of set-off. Lender has not waived, and does not waive, any of its rights under the Credit Agreement. This Amendment will become effective when it or a counterpart of it has been executed by Lender and Borrower.

     6.   COUNTERPARTS.  This  Amendment  may be executed in counterparts.  Each
          ------------
executed counterpart will constitute an original document, and all executed counterparts, together, will constitute the same agreement.

EFFECTIVE:  As of December 1, 2003.


                              SAFEGUARD HEALTH ENTERPRISES, INC. ("Borrower")


                              By:  ______________________________________
                              Name:   Ronald  I.  Brendzel
                              Title:  Senior  Vice  President  and  Secretary


                              _______________________________________
                              NICHOLAS M. KAVOUKLIS, DMD ("Lender")